UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  May 16, 2022

CATHAY GENERAL BANCORP
(Exact name of registrant as specified in its charter)

Delaware	001-31830	95-4274680
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

777 North Broadway, Los Angeles, California	90012
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (213) 625-4700

Not Applicable
 (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	CATY	The Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07  Submission of Matters to a Vote of Security Holders.

On May 16, 2022, Cathay General Bancorp (the “Company”) held its Annual Meeting of Stockholders at which the stockholders voted upon (i) the election of four Class II directors to serve until the 2025 annual meeting of stockholders, (ii) an advisory (non-binding) resolution to approve the Company’s executive compensation disclosed in the proxy statement, and (iii) the ratification of the appointment of KPMG LLP as the Company’s independent registered public accounting firm for the 2022 fiscal year.

The stockholders elected all four Class II director nominees, approved the advisory (non-binding) resolution to approve the Company’s executive compensation disclosed in the proxy statement, and ratified the appointment of KPMG LLP as the Company’s independent registered public accounting firm for the 2022 fiscal year.  On the record date of March 25, 2022, there were 75,078,258 shares of the Company’s common stock issued and outstanding and entitled to vote at the annual meeting. The number of votes cast for and against, as well as the number of abstentions and broker non-votes as to each such matter voted upon, as applicable, are set forth below.

Election of Directors

Nominee	Class	For	Against	Abstain	Broker Non-Votes
Kelly L. Chan	II	49,976,769	5,165,554	26,919	6,911,104
Dunson K. Cheng	II	50,427,304	4,713,686	28,252	6,911,104
Chang M. Liu	II	54,365,193	770,730	33,319	6,911,104
Joseph C.H. Poon	II	46,952,172	8,188,164	28,906	6,911,104

Advisory (Non-Binding) Vote to Approve Our Executive Compensation

For	Against	Abstain	Broker Non-Votes
53,219,846	1,741,442	207,954	6,911,104

Proposal to Ratify the Appointment of KPMG LLP as Our Independent Registered Public Accounting Firm for the 2022 Fiscal Year

For	Against	Abstain	Broker Non-Votes
61,037,552	992,565	50,229	N/A

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date:  May 17, 2022

CATHAY GENERAL BANCORP

By:	/s/ Heng W. Chen
Heng W. Chen
Executive Vice President and Chief Financial Officer